Supplement Dated August 9, 2019
To The Prospectus Dated April 29, 2019

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

Effective August 2, 2019, please delete all references to Erica Lankfer.

Effective July 24, 2019, in the section entitled, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/Franklin Templeton Global Fund, please delete the portfolio managers table in the entirety and replace with following:

Name:	Joined Fund Management Team In:	Title:
Norm Boersma, CFA	2011	President – Templeton Global Advisors Limited Chief Investment Officer – Templeton Global Equity Group
Peter Moeschter, CFA	February 2019	Executive Vice President and Portfolio Manager – Templeton Global Equity Group
Heather Arnold, CFA	2015	Director of Research and Portfolio Manager – Templeton Global Equity Group
Herbert Arnett, Jr.	July 2019	Senior Vice President and Portfolio Manager/Research Analyst – Templeton Global Equity Group

Effective July 24, 2019, in the section entitled, “Additional Information About the Funds,” under “The Sub-Adviser and Portfolio Management,” for the JNL/Franklin Templeton Global Fund, please add the following after the fifth paragraph:

Herbert Arnett, Jr. (Senior Vice President, Portfolio Manager and Research Analyst for Templeton Global Equity Group). Mr. Arnett is a manager for Templeton Growth Fund Inc. and Templeton World Fund. Mr. Arnett has global research responsibilities for large-cap and small-cap Media, Internet Software and Services, as well US Telecoms. He serves as Coordinator for the Telecom Sector Team, and previously served as Coordinator for the Consumer Sector Team. Previously, Mr. Arnett was the lead Hedge Fund Trader with Templeton's Global Equity Trading Group, where he traded European and North American markets. Prior to joining Franklin Templeton in 1996, Mr. Arnett worked at Union Bancarie Privee, Nassau, Bahamas, in international private banking, specializing in money market, foreign exchange and derivative instruments. Mr. Arnett holds a B.A. in finance and an M.B.A. from the University of Miami.

In the section entitled, “Management of the Trust,” under “Management Fee,” please delete the row for the JNL/DoubleLine® Shiller Enhanced CAPE® Fund in its entirety and replace with the following:

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of each Fund)	Aggregate Fee Paid to Adviser for the Fiscal Year Ended December 31, 2018
JNL/DoubleLine® Shiller Enhanced CAPE® Fund[17]	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	0.60% 0.575% 0.55% 0.54% 0.53%	0.59%
17 Effective September 1, 2018, JNAM voluntarily agreed to waive .025% of management fees on the Fund’s assets up to $1 billion. Effective April 29, 2019, this voluntary waiver converted to a contractual fee reduction.

In the section entitled, “Management of the Trust,” under “Management Fee,” please delete the below listed rows and corresponding endnote in the entirety and replace with the following:

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of each Fund)	Aggregate Fee Paid to Adviser for the Fiscal Year Ended December 31, 2018
JNL/DFA Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	0.20%[2] 0.175%[2] 0.165%[2] 0.155%[2]	0.20%
JNL/DFA Moderate Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	0.20%[2] 0.175%[2] 0.165%[2] 0.155%[2]	0.20%
JNL/Vanguard Moderate ETF Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	0.20%[2] 0.175%[2] 0.165%[2] 0.155%[2]	0.20%
JNL/Vanguard Moderate Growth ETF Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	0.20%[2] 0.175%[2] 0.165%[2] 0.155%[2]	0.20%
2 JNAM has contractually agreed to waive 0.05% of the management fees of the Fund.  The fee waiver will continue for at least one year from the date of the current Prospectus, and continue thereafter unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees. Effective June 24, 2019 for the JNL/DFA Growth Allocation Fund and JNL/DFA Moderate Growth Allocation Fund, JNAM has contractually agreed to waive a varying portion of the management fees of the Fund to prevent any increase in total expenses in the Fund.

In the section entitled, “Management of the Trust,” under “Management Fee,” please delete the row and corresponding endnote for the JNL/AQR Large Cap Relaxed Constraint Equity Fund in its entirety and replace with the following:

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of each Fund)	Aggregate Fee Paid to Adviser for the Fiscal Year Ended December 31, 2018
JNL/AQR Large Cap Relaxed Constraint Equity Fund	$0 to $300 million $300 million to $3 billion $3 billion to $5 billion Over $5 billion	0.70% 0.65%[11] 0.64%[11] 0.63%[11]	0.68%
11 Effective September 1, 2018, JNAM voluntarily agreed to waive 0.025% of management fees on the Fund’s assets between $500 million and up to $1 billion and 0.05% on the Fund’s assets exceeding $1 billion. Effective April 29, 2019, this voluntary waiver converted to a contractual waiver. The fee waiver will continue for at least one year from the date of the current Prospectus, and continue thereafter unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

This Supplement is dated August 9, 2019.

Supplement Dated August 9, 2019
To The Statement of Additional Information
Dated April 29, 2019

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

Effective August 2, 2019, please delete all references to Erica Lankfer.

Effective July 24, 2019, on page 260, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Templeton Investment Counsel, LLC, under “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest,” please delete the table in the entirety and replace with the following, which reflects information as of June 30, 2019:

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Norman Boersma, CFA	Other Registered Investment Companies	12	$23.14 billion	0	$0
	Other Pooled Vehicles	13	$11.25 billion	0	$0
	Other Accounts	3	$573.0 million	0	$0

Peter Moeschter, CFA	Other Registered Investment Companies	7	$21.74 billion	0	$0
	Other Pooled Vehicles	11	$10.84 billion	0	$0
	Other Accounts	3	$356.3 million	2	$58.0 million

Heather Arnold, CFA	Other Registered Investment Companies	10	$23.08 billion	0	$0
	Other Pooled Vehicles	15	$12.69 billion	0	$0
	Other Accounts	8	$2.15 billion	2	$58.0 million

Herbert Arnett, Jr.	Other Registered Investment Companies	5	$21.18 billion	0	$0
	Other Pooled Vehicles	2	$439.1 million	0	$0
	Other Accounts	0	$0	0	$0

On page 260, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Templeton Investment Counsel, LLC, under “Security Ownership Portfolio Managers for the JNL/Franklin Templeton Global Fund as of June 30, 2019,” please delete the table in the entirety and replace with the following:

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Norman Boersma, CFA	X
Peter Moeschter, CFA	X
Heather Arnold, CFA	X
Herbert Arnett, Jr.	X

This Supplement is dated August 9, 2019.